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                                                                   EXHIBIT 10.14



                             COWLITZ BANCORPORATION

                             1997 STOCK OPTION PLAN


                            SCOPE AND PURPOSE OF PLAN

        Cowlitz Bancorporation, a Washington corporation (the "Corporation"), has adopted this 1997 Stock Option Plan (the "Plan") to provide for the granting of:

        (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined); and

        (b) Nonstatutory Options (hereafter defined) to certain Key Employees, Non-employee Directors (hereafter defined), and other persons.

        The purpose of the Plan is to provide an incentive for Key Employees, directors, and certain consultants, independent contractors and advisors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1.  DEFINITIONS

        1.1 "Acquiring Person" means any Person other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

        1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the Voting Securities or
(b) any Person controlling, controlled by, or under common control with the Company or any Person contemplated in clause (a) of this Subsection 1.2.



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        1.3 "Award" means the grant of any form of Option granted to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

        1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

        1.5 "Board of Directors" means the board of directors of the Corporation.

        1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Washington are authorized or obligated by law or executive order to close.

        1.7 "Change in Control" means the event that is deemed to have occurred if:

            (a) The acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date of this Agreement), other than the Corporation, a Subsidiary or any employee benefit plan of the Corporation or of a Subsidiary, of shares representing more than 50% of (i) the common stock of the Corporation, (ii) the aggregate voting power of the Corporation's Voting Securities or (iii) the total market value of the Corporation's Voting Securities;

            (b) A majority of the Board of Directors ceasing to be composed of individuals (i) who were members of the Board of Directors on the Effective Date, (ii) whose election or nomination to the Board of Directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of the Board of Directors or (iii) whose election or nomination to the Board of Directors was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of the Board of Directors;

            (c) The good-faith determination by the Board of Directors that any Person or group (other than a Subsidiary or any employee benefit plan of the Corporation or of a Subsidiary) has acquired direct or indirect possession of the power to direct or cause to direct the management or policies of the Corporation, whether through the ability to exercise voting power, by contract or otherwise;

            (d) The merger, consolidation, share exchange or similar transaction between the Corporation and another Person (other than a Subsidiary) other than a merger or share exchange in which the Corporation is the surviving or acquiring corporation; or

            (e) The sale or transfer (in one transaction or a series of related transactions) of all or substantially all of the Corporation's assets to another Person (other than a Subsidiary) whether assisted or unassisted, voluntary or involuntary.



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        1.8 "Code" means the Internal Revenue Code of 1986, as amended.

        1.9 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

        1.10 "Convertible Securities" means evidences of indebtedness, shares of capital stock, or other securities that are convertible into or exchangeable for shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

        1.11 "Corporation" means Cowlitz Bancorporation, a Washington corporation.

        1.12 "Date of Grant" has the meaning given it in Subsection 4.3.

        1.13 "Disability" has the meaning given it in Subsection 8.5.

        1.14 [Intentionally Omitted.]

        1.15 "Effective Date" means the earlier of (a) the date the Plan is adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

        1.16 "Eligible Individuals" means (a) Key Employees, (b) Non-employee Directors but only for purposes of Nonstatutory Options pursuant to Section 5, and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs, or has performed, bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries.

        1.17 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

        1.18 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

        1.19 "Exercise Notice" has the meaning given it in Subsection 5.5.

        1.20 "Exercise Price" has the meaning given it in Subsection 5.4.

        1.21 "Fair Market Value" means, for a particular day:



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               (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

               (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

               (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

               (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, then the book value of the Stock as of the end of the immediately preceding calendar quarter as determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

               (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the book value of the Stock as of the end of the immediately preceding calendar quarter as determined in good faith by the Committee, which determination shall



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        be conclusive for all purposes notwithstanding the provisions of
        Subsections 1.21(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Subsection 7.3(b)(iii), Fair Market Value shall have the meaning and shall be determined as set forth above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Reorganization and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

        1.22 "Fair Value" means such value as is determined by a majority of the "disinterested" directors of the Corporation, as evidenced by a resolution of such disinterested directors, even if the disinterested directors of the Corporation constitute less than a quorum. If the Corporation does not have any disinterested directors, the Fair Value shall be such value as is determined by a nationally recognized investment banking firm selected by the Corporation, the expenses of which shall be borne by the Corporation.

        1.23 "Holder" means an Eligible Individual to whom an outstanding Award has been granted.

        1.24 [Intentionally Omitted]

        1.25 "Incentive Option" means an incentive stock option as defined under
Section 422 of the Code and regulations thereunder.

        1.26 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

        1.27 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee.

        1.28 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

        1.29 "Non-Surviving Event" means an event of Reorganization as described in either Subsection 1.34(b) or Subsection 1.34(c).



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        1.30 "Normal Retirement" means the separation of Holder from employment with the Corporation and its Subsidiaries with the right to receive an immediate benefit under a retirement plan approved by the Corporation.

        1.31 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

        1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, limited liability company, government (or any agency, instrumentality or political subdivision thereof), or other entity.

        1.33 "Plan" means the Corporation's 1997 Stock Option Plan, as it may be amended from time to time.

        1.34 "Reorganization" means the occurrence of any one or more of the following (except for any of the following that occur as part of the Reorganization):

             (a) The merger, consolidation, share exchange or similar transaction between the Corporation and any other Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

             (b) The merger, consolidation, share exchange or similar transaction between the Corporation and any other Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that transaction or (ii) the Corporation remaining the continuing or surviving entity of that transaction but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

             (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

        1.35 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as it may be amended from time to time, or any successor rule.

        1.36 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

        1.37 "Stock" means the Corporation's authorized common stock, no par value per share, or any other securities that are substituted for the Stock as provided in Section 7.



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        1.38 "Subsidiary" means a corporation of which all of the Voting
Securities are owned, directly or indirectly, by the Corporation.

        1.39 "Total Shares" has the meaning given it in Subsection 7.2.

        1.40 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body.

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

        2.1 Maximum Number of Shares. Subject to the provisions of Subsections
2.2 and 2.5 and Section 7 and to any subsequent amendment hereof, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 525,000.

        2.2 Limitation of Shares. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

               (a) Shares of Stock subject to outstanding Options shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1;

               (b) Shares of Stock with respect to which Options expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1.

               (c) Shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Awards; and

               (d) If the number of shares of Stock counted against the number of shares that may be issued for purposes of Subsection 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to Subsection 2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.



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Notwithstanding the provisions of this Subsection 2.2, no Stock shall be treated as issuable under the Plan to Eligible Individuals subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3.

        2.3 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

        2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

        2.5 Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall
(a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued pursuant to the exercise of an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3.  ADMINISTRATION OF THE PLAN

        3.1 Committee. The Board of Directors may administer the Plan with respect to all Eligible Individuals or may delegate all or part of that duty to the Committee, except that the Committee shall not have the power to appoint members of the Committee or to terminate, modify or amend the Plan. Except for references in Subsections 3.1, 3.2, and 3.3, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b-3 is amended to require otherwise, shall be no less than two Persons. The Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder, provided that the membership of such Compensation Committee satisfies the requirements of the immediately preceding sentence.

        3.2 Duration, Removal, Etc. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three



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days' written notice to the Board of Directors. The Board of Directors, and not
the remaining members of the Committee, shall have the power and authority to fill all vacancies on the Committee. The Board of Directors may, and if Eligible Individuals are subject to Section 16(b) of the Exchange Act the Board of Directors shall, promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time.

        3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation of the Corporation, the by-laws of the Corporation, and Rule 16b-3 so long as it is applicable, as the Committee may deem advisable.

        3.4 Committee's Powers. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) determine the amount of cash and the number of shares of Stock that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate, pursuant to Section 7, the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act; and (i) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those



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ministerial acts and responsibilities as the Committee deems appropriate.
Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

        4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

        4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

        4.3 Date of Grant. Subject to the last sentence of this Section 4.3, the date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and Holder.

        4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

        4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424(d) of the



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Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary. Nevertheless, Subsection 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

        4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

        All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 7 and 8; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 7.2, 7.3, and 7.4 and any of the terms and provisions of Section 8 (other than Subsections 8.10 and 8.11).

        5.1 Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

        5.2 Vesting. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition. Without limiting the generality of the foregoing, the right to exercise the Option or a portion thereof shall not vest unless and until the Person receiving the Award shall have made any and all required filings with, and received any and all required approvals from, applicable federal and state regulators with respect to the Option or such portion thereof relating to change in control of the Corporation or a Subsidiary.

        5.3 Expiration of Options. Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

        5.4 Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that the exercise price per share of Stock subject to an Incentive Option shall not be less than 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option may be more or less than the Fair Market Value of a share of the Stock on the Date of Grant.



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        5.5 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by Holder of the Option or, if Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsections 8.3 and 8.5, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 5.5 have been satisfied.

        5.6 Incentive Option Exercises. Except as otherwise provided in Section 8.5, during Holder's lifetime, only Holder may exercise an Incentive Option.

        5.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) if permitted by the Award Agreement and by applicable laws and regulations (including but not limited to federal tax and securities laws), with shares of Stock owned by Holder (including shares received upon exercise of the Option or restricted shares already held by Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

        5.8 Payment with Sale Proceeds. In addition, at the request of Holder and if permitted by the Award Agreement and by applicable laws and regulations (including but not limited to federal tax and securities laws), the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes



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that the transaction would give rise to Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

        5.9 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, the Committee may permit a Holder, in lieu of delivering cash, to direct the Corporation to withhold from the shares of Stock to be issued to Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise or to deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise; or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of Holder. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

        5.10 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Subsection 7.3, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Subsection 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or



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exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

        5.11 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

        5.12 Modification, Extension, and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Subsection 5.12, the Committee may (a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Subsection 5.12.

        5.13 Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.  AWARDS TO NON-EMPLOYEE DIRECTORS

        6.1 Ineligibility for Other Awards. Non-employee Directors shall not be eligible to receive any Awards under the Plan other than Nonstatutory Options. The Board of Directors must decide what Awards, if any, may be granted to Non-employee Directors and the method by which such Awards will be distributed.



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SECTION 7.  ADJUSTMENT PROVISIONS

        7.1 Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Section 2.1 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

            (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

            (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

            (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Subsection 7.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

            (d) Adjustments under Subsections 7(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.



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        7.2 Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which an Option is exercisable upon the occurrence of a change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Reorganization or occurs in connection with a series of related transactions involving a Reorganization and if such Reorganization is in the form of a Non-Surviving Event and as a part of such Reorganization shares of Stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Reorganization (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Reorganization). Nothing in this Subsection 7.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control or cause Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control.

        7.3 Reorganization Without Change in Control. In the event a Reorganization shall occur at any time while there is any outstanding Award hereunder and that Reorganization does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

            (a) no outstanding Option shall immediately become fully vested and exercisable in full merely because of the occurrence of the Reorganization; and

            (b) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions:

                (i) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Options so as to provide that those Options shall be exercisable before, upon, or after the consummation of the Reorganization;

                (ii) if the Reorganization is in the form of a Non-Surviving
            Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                (iii) redeem in whole or in part any one or more of the
            outstanding Options in consideration of a cash payment, as such payment may be reduced for



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            tax withholding obligations as contemplated in Subsections 5.9, in an amount equal to the excess of (A) the Fair Market Value, determined as of the date immediately preceding the consummation of the Reorganization, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (B) the Exercise Price for that number of shares of Stock;

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Subsection 7.3. In the event of any election or action taken by the Corporation pursuant to this Subsection 7.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Subsection 7.3, including without limitation any redemption of an Award as of the consummation of a Reorganization. Any cash payment to be made by the Corporation pursuant to this Subsection 7.3 in connection with the redemption of any outstanding Awards shall be paid to Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Reorganization notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Reorganization that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Reorganization shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Reorganization (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Reorganization) and such Award Agreement shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 7.

        7.4 Notice of Reorganization. The Corporation shall attempt to keep all Holders informed with respect to any Reorganization or of any potential Reorganization to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.



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SECTION 8.  ADDITIONAL PROVISIONS

        The following provisions shall be applicable to any Award, except that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from terms and provisions of this Section 8 (other than Subsections 8.10 and 8.11):

        8.1 Termination of Employment. If a Holder is an Eligible Individual because Holder is an Employee and if that employment relationship is terminated for any reason other than (a) Normal Retirement, (b) that Holder's death, (c) that Holder's Disability (hereafter defined), (d) by the Corporation without "cause" (hereafter defined), or (e) by Holder for "good reason" (hereafter defined), then any and all Awards held by that Holder in Holder's capacity as an Employee as of the date of the termination that are not yet exercisable shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 180 days after the date of termination. If a Holder is an Eligible Individual because such Holder is an Employee and if that employment relationship is terminated by the Corporation without "cause" or by Holder for "good reason", then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination that are not yet exercisable shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 180 days after the date of termination. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) of the preceding two sentences shall be null and void. "Cause" and "good reason" shall have the meanings given such terms in the employment agreement of Holder (if any) with the Corporation or a Subsidiary of the Corporation; provided, however, that if that Holder has no employment agreement, "cause" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, (a) the breach by Holder of any nondisclosure, noncompetition, or other agreement to which Holder and the Corporation are parties, (b) the commission by Holder of a misdemeanor involving moral turpitude or of a felony, (c) the participation by Holder in any fraud, (d) dishonesty by Holder that is detrimental to the best interest of the Corporation, or (e) the willful and continued failure by Holder to substantially perform his duties to the Corporation (other than any such failure resulting from Holder's incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Corporation specifically identifying the manner in which the Corporation believes Holder has not substantially performed his duties, or (f) the willful engaging by Holder in misconduct which is materially injurious to the Corporation, monetarily or otherwise. Notwithstanding any other provision of this Subsection 8.1, if a Holder has no employment agreement, "good reason" shall have no meaning.

        8.2 Other Loss of Eligibility. If a Holder is an Eligible Individual because Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than Holder's death, then that portion, if any, of any and all Awards held by



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Holder that were granted because of that capacity which are not yet exercisable as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by Holder that are then exercisable as of the date of the termination shall survive the termination be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date such capacity terminated. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void unless Holder dies during such period, in which case the provisions of Subsection 8.3 shall govern.

        8.3 Death. Upon the death of a Holder, any and all Awards held by Holder that are not yet exercisable as of the date of Holder's death shall become null and void as of the date of death; provided, however, that the portion, if any, of any and all Awards held by Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, heirs, legatees, or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of Holder's death. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void. Except as expressly provided in this Subsection 8.3, no Award held by a Holder shall be exercisable after the death of that Holder. An Award Agreement may, but is not required to, provide that all or part of the restrictions applicable to the Award lapse upon the death of Holder.

        8.4 Retirement. If a Holder is an Eligible Individual because Holder is an Employee and if that employment relationship is terminated by reason of Holder's Normal Retirement, then the portion, if any, of any and all Awards held by Holder that are not yet exercisable as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by Holder that are exercisable as of the date of that retirement shall be exercisable for a period of the lesser of
(a) the remainder of the term of the Award or (b) 180 days following the date of retirement. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void unless Holder dies during such period, in which case the provisions of Subsection 8.3 shall govern.

        8.5 Disability. If a Holder is an Eligible Individual because Holder is an Employee and if that employment relationship is terminated by reason of Holder's Disability, then the portion, if any, of any and all Awards held by Holder that are not yet exercisable as of the date of that termination for Disability shall become null and void as of the date of termination; provided, however, that the portion, if any, of any and all Awards held by Holder that are exercisable as of the date of that termination shall be exercisable by Holder, his guardian or his legal representative for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of termination. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void unless Holder dies during such period, then the provisions of Subsection 8.3 shall govern. "Disability" shall have the meaning given it in the employment agreement of Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean, as



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determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either Holder is unable to continue performing the duties he performed before such impairment or Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of Holder's employment.

        8.6 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned, vested, or exercisable when the leave of absence began.

        8.7 Transferability of Awards. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution.

        8.8 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

        8.9 Delivery of Certificates of Stock. Subject to Subsection 8.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

        8.10 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation,



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constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

        8.11 Certain Directors and Officers. With respect to Holders who are directors or officers of the Corporation or any of its Subsidiaries and who are subject to Section 16(b) of the Exchange Act, Awards and all rights under the Plan shall be exercisable during Holder's lifetime only by Holder or Holder's guardian or legal representative, but not for at least six months after grant, unless (a) (and to the extent that) the Board of Directors expressly authorizes that an Award shall be exercisable before the expiration of the six-month period or (b) the death or disability of Holder occurs before the expiration of the six-month period. In addition, no such officer or director shall have shares of Stock withheld to pay tax withholding obligations within the first six months of the term of an Award. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable and shall be communicated to the Committee during the period beginning on the third day following the date of release of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date or by an irrevocable election communicated to the Committee at least six months before the date of exercise of the Award for which such withholding is desired.

        8.12 Legends. Certificates for shares of Stock, when issued, may have placed on them such restrictive legends, or other statements of applicable restrictions, as authorized by the Board of Directors or the Committee.

        8.13 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 7 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.



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        8.14 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

        8.15 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon Holder to exercise the same or any part thereof.

        8.16 Adjustments to Awards. Subject to the general limitations set forth in Sections 5, 6, and 7, the Committee may make any adjustment in the exercise price of, the number of shares subject to, or the terms of a Nonstatutory Option by cancelling an outstanding Nonstatutory Option and regranting a Nonstatutory Option. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

        8.17 Information Confidential. As partial consideration for the granting of each Award hereunder, Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

SECTION 9.  DURATION AND AMENDMENT OF PLAN

        9.1 Duration. No Awards may be granted hereunder after the date that is ten years from the earlier of (a) the date the Plan is adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

        9.2 Amendment. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder. The Board of Directors may also amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law.



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SECTION 10.  GENERAL

        10.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

        10.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate Holder's employment at any time.

        10.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

        10.4 Other Benefits. Participation in the Plan shall not preclude Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

        10.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.



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        10.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

        10.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

        10.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

        10.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

        10.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

        10.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

        10.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.



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

        10.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

        10.14 Severability. In the event that any provision of this Plan, or the application hereof to any Person or circumstance, is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect under present or future laws effective during the effective term of any such provision, such invalid, illegal, or unenforceable provision shall be fully severable; and this Plan shall then be construed and enforced as if such invalid, illegal, or unenforceable provision had not been contained in this Plan; and the remaining provisions of this Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Plan. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Plan a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Rule 16b-3. If any of the terms or provisions of this Plan conflict with the requirements of Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of
Section 422 of the Code and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under
Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, however, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

        10.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the



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Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

        10.16 Successors. The Plan shall be binding upon Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

        10.17 Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

        10.18 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Washington, without giving effect to any conflict of law provisions thereof, except to the extent Washington law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the State of Washington unless the laws of another state are specified in the Award Agreement. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

        10.19 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

        IN WITNESS WHEREOF, Cowlitz Bancorporation, acting by and through its officer hereunto duly authorized, has executed this instrument as of the ___ day of September, 1997.



                                       COWLITZ BANCORPORATION


                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: __________________________________








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